Loans	12 Months Ended
Dec. 31, 2014
Loans [Abstract]
Loans

4.  Loans

The following table sets forth the classification of loans by class, including unearned fees, deferred costs and excluding the allowance for loan losses for the past two years:

(In thousands)	December 31, 2014	December 31, 2013
SBA loans held for investment	$40,401	$48,918
SBA 504 loans	34,322	31,564
Commercial loans
Commercial other	40,607	37,611
Commercial real estate	339,693	317,471
Commercial real estate construction	21,649	8,258
Residential mortgage loans	220,878	182,067
Consumer loans
Home equity	41,451	43,704
Consumer other	17,645	2,435
Total loans held for investment	$756,646	$672,028
SBA loans held for sale	5,179	6,673
Total loans	$761,825	$678,701

Loans are made to individuals as well as commercial entities.  Specific loan terms vary as to interest rate, repayment, and collateral requirements based on the type of loan requested and the credit worthiness of the prospective borrower.  Credit risk, excluding SBA loans, tends to be geographically concentrated in that a majority of the loan customers are located in the markets serviced by the Bank.  As a preferred SBA lender, a portion of the SBA portfolio is to borrowers outside the Company’s lending area.  However, during late 2008, the Company withdrew from SBA lending outside of its primary trade area, but continues to offer SBA loan products as an additional credit product within its primary trade area.  Loan performance may be adversely affected by factors impacting the general economy or conditions specific to the real estate market such as geographic location and/or property type.  A description of the Company's different loan segments follows:

SBA Loans:  SBA 7(a) loans, on which the SBA has historically provided guarantees of up to 90 percent of the principal balance, are considered a higher risk loan product for the Company than its other loan products.  The guaranteed portion of the Company’s SBA loans is generally sold in the secondary market with the nonguaranteed portion held in the portfolio as a loan held for investment.  SBA loans are for the purpose of providing working capital, financing the purchase of equipment, inventory or commercial real estate and for other business purposes.  Loans are guaranteed by the businesses' major owners.  SBA loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.

SBA 504 Loans:  The SBA 504 program consists of real estate backed commercial mortgages where the Company has the first mortgage and the SBA has the second mortgage on the property.  SBA 504 loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.  Generally, the Company has a 50 percent loan to value ratio on SBA 504 program loans at origination.

Commercial Loans:  Commercial credit is extended primarily to middle market and small business customers.  Commercial loans are generally made in the Company’s market place for the purpose of providing working capital, financing the purchase of equipment, inventory or commercial real estate and for other business purposes.  Loans will generally be guaranteed in full or for a meaningful amount by the businesses' major owners.  Commercial loans are made based primarily on the historical and projected cash flow of the business and secondarily on the underlying collateral provided.

Residential Mortgage and Consumer Loans:  The Company originates mortgage and consumer loans including principally residential real estate, home equity lines and loans and consumer construction lines.  Each loan type is evaluated on debt to income, type of collateral and loan to collateral value, credit history and Company relationship with the borrower.

Inherent in the lending function is credit risk, which is the possibility a borrower may not perform in accordance with the contractual terms of their loan.  A borrower’s inability to pay their obligations according to the contractual terms can create the risk of past due loans and, ultimately, credit losses, especially on collateral deficient loans.  The Company minimizes its credit risk by loan diversification and adhering to credit administration policies and procedures.  Due diligence on loans begins when the Company initiates contact regarding a loan with a borrower.  Documentation, including a borrower’s credit history, materials establishing the value and liquidity of potential collateral, the purpose of the loan, the source of funds for repayment of the loan, and other factors, are analyzed before a loan is submitted for approval.  The loan portfolio is then subject to on-going internal reviews for credit quality, as well as independent credit reviews by an outside firm.

The Company's extension of credit is governed by the Credit Risk Policy which was established to control the quality of the Company's loans.  These policies and procedures are reviewed and approved by the Board of Directors on a regular basis.

Credit Ratings

For SBA 7(a), SBA 504 and commercial loans, management uses internally assigned risk ratings as the best indicator of credit quality.  A loan’s internal risk rating is updated at least annually and more frequently if circumstances warrant a change in risk rating.  The Company uses a 1 through 10 loan grading system that follows regulatory accepted definitions.

Pass:  Risk ratings of 1 through 6 are used for loans that are performing, as they meet, and are expected to continue to meet, all of the terms and conditions set forth in the original loan documentation, and are generally current on principal and interest payments.  These performing loans are termed “Pass”.

Special Mention:  Criticized loans are assigned a risk rating of 7 and termed “Special Mention”, as the borrowers exhibit potential credit weaknesses or downward trends deserving management’s close attention.  If not checked or corrected, these trends will weaken the Bank’s collateral and position.  While potentially weak, these borrowers are currently marginally acceptable and no loss of interest or principal is anticipated.  As a result, special mention assets do not expose an institution to sufficient risk to warrant adverse classification.  Included in “Special Mention” could be turnaround situations, such as borrowers with deteriorating trends beyond one year, borrowers in start up or deteriorating industries, or borrowers with a poor market share in an average industry.  "Special Mention" loans may include an element of asset quality, financial flexibility, or below average management.  Management and ownership may have limited depth or experience.  Regulatory agencies have agreed on a consistent definition of “Special Mention” as an asset with potential weaknesses which, if left uncorrected, may result in deterioration of the repayment prospects for the asset or in the Bank’s credit position at some future date.  This definition is intended to ensure that the “Special Mention” category is not used to identify assets that have as their sole weakness credit data exceptions or collateral documentation exceptions that are not material to the repayment of the asset.

 Substandard:  Classified loans are assigned a risk rating of an 8 or 9, depending upon the prospect for collection, and deemed “Substandard”.  A risk rating of 8 is used for borrowers with well-defined weaknesses that jeopardize the orderly liquidation of debt.  The loan is inadequately protected by the current paying capacity of the obligor or by the collateral pledged, if any.  Normal repayment from the borrower is in jeopardy, although no loss of principal is envisioned.  There is a distinct possibility that a partial loss of interest and/or principal will occur if the deficiencies are not corrected.  Loss potential, while existing in the aggregate amount of substandard assets, does not have to exist in individual assets classified “Substandard”.

A risk rating of 9 is used for borrowers that have all the weaknesses inherent in a loan with a risk rating of 8, with the added characteristic that the weaknesses make collection of debt in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.  Serious problems exist to the point where partial loss of principal is likely.  The possibility of loss is extremely high, but because of certain important, reasonably specific pending factors that may work to strengthen the assets, the loans’ classification as estimated losses is deferred until a more exact status may be determined.  Pending factors include proposed merger, acquisition, or liquidation procedures; capital injection; perfecting liens on additional collateral; and refinancing plans.  Partial charge-offs are likely.

Loss:  Once a borrower is deemed incapable of repayment of unsecured debt, the risk rating becomes a 10, the loan is termed a “Loss”, and charged-off immediately.  Loans to such borrowers are considered uncollectible and of such little value that continuance as active assets of the Bank is not warranted.  This classification does not mean that the loan has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off these basically worthless assets even though partial recovery may be affected in the future.

For residential mortgage and consumer loans, management uses performing versus nonperforming as the best indicator of credit quality.  Nonperforming loans consist of loans that are not accruing interest (nonaccrual loans) as a result of principal or interest being delinquent for a period of 90 days or more or when the ability to collect principal and interest according to the contractual terms is in doubt.  These credit quality indicators are updated on an ongoing basis, as a loan is placed on nonaccrual status as soon as management believes there is sufficient doubt as to the ultimate ability to collect interest on a loan.

The tables below detail the Company’s loan portfolio by class according to their credit quality indicators discussed in the paragraphs above as of December 31, 2014:

	December 31, 2014
	SBA, SBA 504 & Commercial loans - Internal risk ratings
(In thousands)	Pass	Special mention	Substandard	Total
SBA loans held for investment	$35,827	$2,250	$2,324	$40,401
SBA 504 loans	24,415	5,967	3,940	34,322
Commercial loans
Commercial other	38,054	1,270	1,283	40,607
Commercial real estate	315,015	20,555	4,123	339,693
Commercial real estate construction	21,649	-	-	21,649
Total commercial loans	374,718	21,825	5,406	401,949
Total SBA, SBA 504 and commercial loans	$434,960	$30,042	$11,670	$476,672

	Residential mortgage & Consumer loans - Performing/Nonperforming
(In thousands)		Performing	Nonperforming	Total
Residential mortgage loans		$220,233	$645	$220,878
Consumer loans
Home equity		40,908	543	41,451
Consumer other		17,643	2	17,645
Total consumer loans		58,551	545	59,096
Total residential mortgage and consumer loans		$278,784	$1,190	$279,974

The tables below detail the Company’s loan portfolio by class according to their credit quality indicators discussed in the paragraphs above as of December 31, 2013:

	December 31, 2013
	SBA, SBA 504 & Commercial loans - Internal risk ratings
(In thousands)	Pass	Special mention	Substandard	Total
SBA loans held for investment	$43,778	$2,035	$3,105	$48,918
SBA 504 loans	20,641	9,595	1,328	31,564
Commercial loans
Commercial other	34,946	1,499	1,166	37,611
Commercial real estate	289,220	21,137	7,114	317,471
Commercial real estate construction	8,081	-	177	8,258
Total commercial loans	332,247	22,636	8,457	363,340
Total SBA, SBA 504 and commercial loans	$396,666	$34,266	$12,890	$443,822

	Residential mortgage & Consumer loans - Performing/Nonperforming
(In thousands)		Performing	Nonperforming	Total
Residential mortgage loans		$176,340	$5,727	$182,067
Consumer loans
Home equity		42,029	1,675	43,704
Consumer other		2,430	5	2,435
Total consumer loans		44,459	1,680	46,139
Total residential mortgage and consumer loans		$220,799	$7,407	$228,206

Nonperforming and Past Due Loans

Nonperforming loans consist of loans that are not accruing interest (nonaccrual loans) as a result of principal or interest being delinquent for a period of 90 days or more or when the ability to collect principal and interest according to the contractual terms is in doubt.  Loans past due 90 days or more and still accruing interest are not included in nonperforming loans and generally represent loans that are well collateralized and in a continuing process expected to result in repayment or restoration to current status.  The risk of loss is difficult to quantify and is subject to fluctuations in collateral values, general economic conditions and other factors.  The improved state of the economy has resulted in a substantial reduction in nonperforming loans and loan delinquencies.  The Company values its collateral through the use of appraisals, broker price opinions, and knowledge of its local market.  In response to the credit risk in its portfolio, the Company has increased staffing in its credit monitoring department and increased efforts in the collection and analysis of borrowers’ financial statements and tax returns.

The following tables set forth an aging analysis of past due and nonaccrual loans as of December 31, 2014 and December 31, 2013:

	December 31, 2014
(In thousands)	30-59 days past due	60-89 days past due	90+ days and still accruing	Nonaccrual (1)	Total past due	Current	Total loans
SBA loans held for investment	$1,093	$147	$161	$3,348	$4,749	$35,652	$40,401
SBA 504 loans	1,639	-	-	2,109	3,748	30,574	34,322
Commercial loans
Commercial other	-	-	-	1,129	1,129	39,478	40,607
Commercial real estate	2,812	-	7	3,592	6,411	333,282	339,693
Commercial real estate construction	-	-	-	-	-	21,649	21,649
Residential mortgage loans	2,887	658	722	645	4,912	215,966	220,878
Consumer loans
Home equity	639	213	-	543	1,395	40,056	41,451
Consumer other	-	6	-	2	8	17,637	17,645
Total loans held for investment	$9,070	$1,024	$890	$11,368	$22,352	$734,294	$756,646
SBA loans held for sale	-	-	-	-	-	5,179	5,179
Total loans	$9,070	$1,024	$890	$11,368	$22,352	$739,473	$761,825

(1)

At December 31, 2014, nonaccrual loans included $3.0 million of TDRs and $1.6 million of loans guaranteed by the SBA.  The remaining $3.5 million of TDRs are in accrual status because they are performing in accordance with their restructured terms, and have been for at least six months.

	December 31, 2013
(In thousands)	30-59 days past due	60-89 days past due	90+ days and still accruing	Nonaccrual (1)	Total past due	Current	Total loans
SBA loans held for investment	$4,314	$264	$-	$2,746	$7,324	$41,594	$48,918
SBA 504 loans	-	-	-	1,101	1,101	30,463	31,564
Commercial loans
Commercial other	123	-	-	67	190	37,421	37,611
Commercial real estate	347	190	14	3,785	4,336	313,135	317,471
Commercial real estate construction	-	-	-	177	177	8,081	8,258
Residential mortgage loans	3,050	-	5	5,727	8,782	173,285	182,067
Consumer loans
Home equity	142	69	-	1,675	1,886	41,818	43,704
Consumer other	9	1	-	5	15	2,420	2,435
Total loans held for investment	$7,985	$524	$19	$15,283	$23,811	$648,217	$672,028
SBA loans held for sale	65	-	-	-	65	6,608	6,673
Total loans	$8,050	$524	$19	$15,283	$23,876	$654,825	$678,701

(1)

At December 31, 2013, nonaccrual loans included $467 thousand of TDRs and $540 thousand of loans guaranteed by the SBA.  The remaining $7.5 million of TDRs are in accrual status because they are performing in accordance with their restructured terms, and have been for at least six months.

Impaired Loans

The Company has defined impaired loans to be all nonperforming loans and troubled debt restructurings.  Management considers a loan impaired when, based on current information and events, it is determined that the Company will not be able to collect all amounts due according to the loan contract.

The following tables provide detail on the Company’s loans individually evaluated for impairment with the associated allowance amount, if applicable, as of December 31, 2014 and December 31, 2013:

	December 31, 2014
(In thousands)	Unpaid principal balance	Recorded investment	Specific reserves
With no related allowance:
SBA loans held for investment (1)	$1,719	$1,093	$-
SBA 504 loans	2,202	2,202	-
Commercial loans
Commercial other	878	877	-
Commercial real estate	2,017	1,927	-
Total commercial loans	2,895	2,804	-
Total impaired loans with no related allowance	6,816	6,099	-

With an allowance:
SBA loans held for investment (1)	1,521	1,127	502
SBA 504 loans	1,676	1,676	510
Commercial loans
Commercial other	364	252	41
Commercial real estate	3,003	3,003	108
Total commercial loans	3,367	3,255	149
Total impaired loans with a related allowance	6,564	6,058	1,161

Total individually evaluated impaired loans:
SBA loans held for investment (1)	3,240	2,220	502
SBA 504 loans	3,878	3,878	510
Commercial loans
Commercial other	1,242	1,129	41
Commercial real estate	5,020	4,930	108
Total commercial loans	6,262	6,059	149
Total individually evaluated impaired loans	$13,380	$12,157	$1,161

(1)	Balances are reduced by amount guaranteed by the SBA of $1.6 million at December 31, 2014.

	December 31, 2013
(In thousands)	Unpaid principal balance	Recorded investment	Specific reserves
With no related allowance:
SBA loans held for investment (1)	$1,123	$835	$-
SBA 504 loans	2,251	2,251	-
Commercial loans
Commercial other	56	55	-
Commercial real estate	6,116	5,969	-
Total commercial loans	6,172	6,024	-
Total impaired loans with no related allowance	9,546	9,110	-

With an allowance:
SBA loans held for investment (1)	2,282	1,905	831
SBA 504 loans	1,277	677	29
Commercial loans
Commercial other	24	12	12
Commercial real estate	3,557	2,907	230
Commercial real estate construction	202	177	36
Total commercial loans	3,783	3,096	278
Total impaired loans with a related allowance	7,342	5,678	1,138

Total individually evaluated impaired loans:
SBA loans held for investment (1)	3,405	2,740	831
SBA 504 loans	3,528	2,928	29
Commercial loans
Commercial other	80	67	12
Commercial real estate	9,673	8,876	230
Commercial real estate construction	202	177	36
Total commercial loans	9,955	9,120	278
Total individually evaluated impaired loans	$16,888	$14,788	$1,138

(1)	Balances are reduced by amount guaranteed by the SBA of $540 thousand at December 31, 2013.

The following table presents the average recorded investments in impaired loans and the related amount of interest recognized during the time period in which the loans were impaired for the years ended December 31, 2014 and 2013.  The average balances are calculated based on the month-end balances of impaired loans.  When the ultimate collectability of the total principal of an impaired loan is in doubt and the loan is on nonaccrual status, all payments are applied to principal under the cost recovery method, therefore no interest income is recognized.  The interest recognized on impaired loans noted below represents accruing troubled debt restructurings only and nominal amounts of income recognized on a cash basis for well-collateralized impaired loans.

	For the years ended December 31,
	2014		2013
(In thousands)	Average recorded investment	Interest income recognized on impaired loans	Average recorded investment	Interest income recognized on impaired loans
SBA loans held for investment (1)	$3,028	$256	$3,244	$197
SBA 504 loans	3,042	109	5,066	173
Commercial loans
Commercial other	323	2	1,461	100
Commercial real estate	6,336	231	9,751	324
Commercial real estate construction	73	23	171	-
Total	$12,802	$621	$19,693	$794

(1)	Balances are reduced by the average amount guaranteed by the SBA of $1.2 million and $953 thousand for years ended December 31, 2014 and 2013, respectively.

Troubled Debt Restructurings

The Company's loan portfolio includes certain loans that have been modified in a troubled debt restructuring (“TDR”).  TDRs occur when a creditor, for economic or legal reasons related to a debtor’s financial condition, grants a concession to the debtor that it would not otherwise consider, unless it results in a delay in payment that is insignificant.  These concessions typically include reductions in interest rate, extending the maturity of a loan, other modifications of payment terms, or a combination of modifications.  When the Company modifies a loan, management evaluates for any possible impairment using either the discounted cash flows method, where the value of the modified loan is based on the present value of expected cash flows, discounted at the contractual interest rate of the original loan agreement, or by using the fair value of the collateral less selling costs if the loan is collateral-dependent.  If management determines that the value of the modified loan is less than the recorded investment in the loan, impairment is recognized by segment or class of loan, as applicable, through an allowance estimate or charge-off to the allowance.  This process is used, regardless of loan type, and for loans modified as TDRs that subsequently default on their modified terms.

TDRs of $6.5 million and $7.9 million are included in the impaired loan numbers as of December 31, 2014 and December 31, 2013, respectively.  The decrease was due to payoffs, note sales and principal pay downs.  At December 31, 2014, there were specific reserves of $223 thousand on TDRs, $24 thousand on performing TDRs and $199 thousand on nonperforming TDRs.  At December 31, 2013, there were specific reserves of $410 thousand on TDRS, $363 thousand on performing TDRs and $47 thousand on nonperforming TDRs.  At December 31, 2014, $3.0 million of TDRs were in nonaccrual status, compared to $467 thousand at December 31, 2013.  The increase during the twelve month period was due to the transfer of 3 loans, one of which had a principal amount of $2.7 million, into nonaccrual status.  The remaining TDRs are in accrual status since they continue to perform in accordance with their restructured terms.  There are no commitments to lend additional funds on these loans.

The following table details loans modified during the years ended December 31, 2014 and 2013, including the number of modifications, the recorded investment at the time of the modification and the year-to-date impact to interest income as a result of the modification.

	For the years ended December 31,
	2014			2013
(In thousands, except number of contracts)	Number of contracts	Recorded investment at time of modification	Impact of interest rate change on income	Number of contracts	Recorded investment at time of modification	Impact of interest rate change on income
SBA loans held for investment	-	$-	$-	1	$65	$-
Commercial real estate	-	-	-	1	2,684	50
Total	-	$-	$-	2	$2,749	$50

In addition, there was one SBA loan with no outstanding principal balance modified as a TDR within the previous 12 months where a concession was made and the loan subsequently defaulted during the year ended December 31, 2014. In this case, subsequent default is defined as 90 days past due or transferred to nonaccrual status. There were no qualifying subsequent defaults to TDRs in 2013.

To date, the Company’s TDRs consisted of interest rate reductions, interest only periods and maturity extensions.  There has been no principal forgiveness.  There were no TDRs modified in 2014.  The following table shows the types of modifications done during the year ended December 31, 2013, with the respective loan balances as of the period end:

	For the year ended December 31, 2013
(In thousands)	SBA held for investment	Commercial real estate	Total
Type of modification:
Interest only with reduced interest rate	$-	$2,684	$2,684
Interest only with nominal principal	65	-	65
Total TDRs	$65	$2,684	$2,749

Other Loan Information

Servicing Assets:

Loans sold to others and serviced by the Company are not included in the accompanying Consolidated Balance Sheets.  The total amount of such loans serviced, but owned by outside investors, amounted to approximately $113.2 million and $101.9 million at December 31, 2014 and 2013, respectively.  At December 31, 2014 and 2013, the carrying value, which approximates fair value, of servicing assets was $753 thousand and $437 thousand, respectively, and is included in Other Assets.  The fair value of SBA servicing assets was determined using a discount rate of 15 percent, constant prepayment speeds ranging from 15 to 18,  and interest strip multiples ranging from 2.08 to 3.80, depending on each individual credit.  The fair value of mortgage servicing assets was determined using a discount rate of 12 percent and the present value of excess servicing over seven years.  A summary of the changes in the related servicing assets for the past two years follows:

	For the years ended December 31,
(In thousands)	2014	2013
Balance, beginning of year	$437	$396
Servicing assets capitalized	483	187
Amortization of expense	(167)	(146)
Provision for loss in fair value	-	-
Balance, end of year	$753	$437

In addition, the Company had a $657 thousand and $502 thousand discount related to the retained portion of the unsold SBA loans at December 31, 2014 and 2013, respectively.

Officer and Director Loans:

In the ordinary course of business, the Company may extend credit to officers, directors or their associates.  These loans are subject to the Company’s normal lending policy.  An analysis of such loans, all of which are current as to principal and interest payments, is as follows:

(In thousands)	December 31, 2014
Balance, beginning of year	$18,327
New loans and advances	9,254
Loan repayments	(1,129)
Balance, end of year	$26,452

Loan Portfolio Collateral:

The majority of the Company’s loans are secured by real estate.  Declines in the market values of real estate in the Company’s trade area impact the value of the collateral securing its loans.  This could lead to greater losses in the event of defaults on loans secured by real estate.  At both December 31, 2014 and 2013, approximately 96 percent of the Company’s loan portfolio was secured by real estate.